Exhibit 4.11

KB HOME,

Company,

THE EXISTING GUARANTORS PARTY HERETO,

Guarantors,

KB HOME ORLANDO LLC

and

KBHPNW LLC

Additional Guarantors,

and

U.S. BANK NATIONAL ASSOCIATION,

Trustee

ELEVENTH SUPPLEMENTAL INDENTURE

Dated as of January 20, 2022

THIS ELEVENTH SUPPLEMENTAL INDENTURE (this “ELEVENTH Supplemental Indenture”) is dated as of January 20, 2022 and is executed by and among KB Home, a Delaware corporation (“Company”), the Existing Guarantors (as defined below) and KB HOME Orlando LLC and KBHPNW LLC, each a Delaware limited liability company (each an “Additional Guarantor”), and U.S. Bank National Association, a national banking association duly organized and existing under the laws of the United States of America (successor in interest to SunTrust Bank), as trustee (the “Trustee”).

RECITALS:

WHEREAS, the Company, the guarantors party thereto and the Trustee have heretofore executed and delivered an Indenture dated as of January 28, 2004 (the “Original Indenture”), providing for the issuance by the Company from time to time of its Securities (as defined in the Original Indenture), a First Supplemental Indenture dated as of January 28, 2004 (the “First Supplemental Indenture”), a Second Supplemental Indenture dated as of June 30, 2004 (the “Second Supplemental Indenture”), a Third Supplemental Indenture dated as of May 1, 2006 (the “Third Supplemental Indenture”), a Fourth Supplemental Indenture dated as of November 9, 2006 (the “Fourth Supplemental Indenture”), a Fifth Supplemental Indenture dated as of August 17, 2007 (the “Fifth Supplemental Indenture”), a Sixth Supplemental Indenture dated as of January 30, 2012 (the “Sixth Supplemental Indenture”), a Seventh Supplemental Indenture dated as of January 11, 2013 (the “Seventh Supplemental Indenture”), an Eighth Supplemental Indenture dated as of March 12, 2013 (the “Eighth Supplemental Indenture”), a Ninth Supplemental Indenture dated as of February 28, 2014 (the “Ninth Supplemental Indenture”), and a Tenth Supplemental Indenture dated as of January 22, 2019 (the “Tenth Supplemental Indenture”); the Original Indenture, as amended and supplemented by the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture, the Eighth Supplemental Indenture, the Ninth Supplemental Indenture, the Tenth Supplemental Indenture and this Eleventh Supplemental Indenture, is hereinafter called the “Indenture”, which term shall include the terms and provisions of each series of Securities established from time to time pursuant to Section 301 of the Original Indenture;

WHEREAS, pursuant to Articles Two and Three of the Original Indenture, the Company has established (i) by an Officers’ Certificate and Guarantor’s Officers’ Certificate, dated as of July 31, 2012, the form and terms of a series of the Company’s Securities designated the “7.5% Senior Notes due 2022” (“2022 Notes”), (ii) by Officers’ Certificate and Guarantor’s Officers’ Certificate, dated as of February 17, 2015 and as of February 20, 2019, respectively, the form and terms of a series of the Company’s Securities designated the “7.625% Senior Notes due 2023” (“2023 Notes)”; (iii) by an Officers’ Certificate and Guarantor’s Officers’ Certificate, dated as of February 20, 2019, the form and terms of a series of the Company’s Securities designated the “6.875% Senior Notes due 2027” (“2027 Notes”), (iv) by an Officers’ Certificate and Guarantor’s Officers’ Certificate, dated as of November 4, 2019, the form and terms of a series of the Company’s Securities designated the “4.800% Senior Notes due 2029” (“2029 Notes”), and (v) by an Officers’ Certificate and Guarantor’s Officers’ Certificate, dated as of June 9, 2021, the form and terms of a series of the Company’s Securities designated the “4.00% Senior Notes due 2031” (“2031 Notes” and, together with the 2022 Notes, the 2023 Notes, the 2027 Notes and the 2029 Notes, “Senior Notes”) (the Officers’ Certificates and Guarantor’s Officers’ Certificates referred to in clauses (i), (ii), (iii), (iv) and (v) of this paragraph are hereinafter called, together, “Existing Certificates”);

WHEREAS, concurrently with the execution and delivery of this Eleventh Supplemental Indenture, each Additional Guarantor is, pursuant to an Instrument of Joinder to the Subsidiary Guaranty (“Joinder”), guaranteeing the obligations of the Company under that certain Third Amended and Restated Revolving Loan Agreement, dated as of October 7, 2019, between the Company, the banks party thereto and Citibank, N.A. as Administrative Agent, as may be amended from time to time (“Revolving Loan Agreement”; and the date of the Joinder’s effectiveness, “Effective Date”);

WHEREAS, the Company, the Existing Guarantors and each Additional Guarantor wish to amend and supplement the Indenture to provide for each Additional Guarantor to become a Guarantor under the Indenture and to guarantee the obligations of the Company under the Indenture and the Securities (including, without limitation, the Senior Notes) issued thereunder from time to time and any Coupons appertaining thereto, and otherwise to modify the Indenture on the terms set forth in this Eleventh Supplemental Indenture; and

WHEREAS, the Company has by Company Order dated the date hereof instructed the Trustee to execute and deliver this Eleventh Supplemental Indenture pursuant to the terms of the Original Indenture, and all requirements necessary to make this Eleventh Supplemental Indenture a valid instrument in accordance with its terms have been performed and the execution and delivery of this Eleventh Supplemental Indenture have been duly authorized in all respects by the Company, each of the Existing Guarantors and each Additional Guarantor.

NOW, THEREFORE, for and in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Existing Guarantors, each Additional Guarantor and the Trustee mutually covenant and agree for the equal and proportionate benefit of the Holders (as defined in the Original Indenture) of the Securities or any series thereof and any Coupons, as follows:

SECTION 1. Definitions.

(a) Terms used herein and not defined herein have the meanings ascribed to such terms in the Original Indenture.

(b) As used in this Eleventh Supplemental Indenture, the terms “2022 Notes,” “2023 Notes,” “2027 Notes,” “2029 Notes,” “2031 Notes,” “Additional Guarantor,” “Existing Certificates,” “Joinder,” “Effective Date,” “Original Indenture,” “First Supplemental Indenture,” “Second Supplemental Indenture,” “Third Supplemental Indenture,” “Fourth Supplemental Indenture,” “Fifth Supplemental Indenture,” “Sixth Supplemental Indenture,” “Seventh Supplemental Indenture,” “Eighth Supplemental Indenture,” “Ninth Supplemental Indenture,” “Tenth Supplemental Indenture,” “Eleventh Supplemental Indenture,” “Indenture,” “Senior Notes,” “Trustee” and “Company” have the meanings specified in the recitals hereto and in the paragraph preceding such recitals; and the term “Existing Guarantors” means KB HOME Coastal

Inc., KB HOME Greater Los Angeles Inc., KB HOME Sacramento Inc., and KB HOME South Bay Inc., each a California corporation, and KB HOME Las Vegas Inc. and KB HOME Reno Inc., each a Nevada corporation, and KB HOME Colorado Inc., a Colorado corporation, and KB HOME Lone Star Inc. and KBSA, Inc., each a Texas corporation, and KB HOME Phoenix Inc., an Arizona corporation, and KB HOME Florida LLC, KB HOME Fort Myers LLC, KB HOME Jacksonville LLC and KB HOME Treasure Coast LLC, each a Delaware limited liability company.

SECTION 2. Guarantee. The parties hereto covenant and agree that, from and after the Effective Date:

(a) each Additional Guarantor shall be a Guarantor under the Indenture as if such Additional Guarantor was an original signatory thereto and an original Guarantor named therein;

(b) without limitation of the other provisions of this Section 2, each Additional Guarantor shall be a Guarantor under the Indenture with respect to all of the Securities issued and outstanding thereunder from time to time (including, without limitation, the Senior Notes) and any Coupons appertaining thereto on and subject to the terms and provisions of the Indenture (including, without limitation, the terms and provisions of the Existing Certificates);

(c) without limitation of the other provisions of this Section 2, each Additional Guarantor agrees that the Indenture constitutes a valid and binding obligation of such Additional Guarantor, enforceable against such Additional Guarantor in accordance with its terms;

(d) without limitation of the other provisions of this Section 2, each Additional Guarantor agrees to perform and to comply with all of the covenants and agreements of a Guarantor in the Indenture and each of the Existing Certificates, in each case as if such Additional Guarantor were an original signatory thereto and an original Guarantor named therein; and

(e) without limitation of the other provisions of this Section 2, the Existing Guarantors hereby affirm their Guarantees and obligations under the Indenture.

SECTION 3. Governing Law; Eleventh Supplemental Indenture. This Eleventh Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made or instruments entered into and, in each case, performed in said State. The terms and conditions of this Eleventh Supplemental Indenture shall be, and be deemed to be, part of the terms and conditions of the Indenture for any and all purposes. Other than as amended and supplemented by this Eleventh Supplemental Indenture, the Original Indenture, as amended and supplemented by the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture, the Eighth Supplemental Indenture the Ninth Supplemental Indenture and the Tenth Supplemental Indenture, is in all respects ratified and confirmed.

SECTION 4. Acceptance by Trustee. Subject to Section 7 hereof, the Trustee hereby accepts this Eleventh Supplemental Indenture and agrees to perform the same upon the terms and conditions set forth in the Indenture.

SECTION 5. Counterparts. This Eleventh Supplemental Indenture may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

SECTION 6. Headings. The headings of this Eleventh Supplemental Indenture are for reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 7. Trustee Not Responsible for Recitals. The recitals herein contained are made by the Company, the Existing Guarantors and each Additional Guarantor and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Eleventh Supplemental Indenture, except as to its validity with respect to the Trustee.

SECTION 8. Separability. In case any one or more of the provisions contained in this Eleventh Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof shall not, to the fullest extent permitted by law, in any way be affected or impaired thereby.

[Signature Page Follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Eleventh Supplemental Indenture to be duly executed, and their respective seals to be hereunto affixed, all as of the day and year first above written.

“Company”:	KB HOME

	By:	/s/ JEFF J. KAMINSKI
Name: Jeff J. Kaminski
Title: Executive Vice President and
Chief Financial Officer

Attest:

/s/ WILLIAM A. (TONY) RICHELIEU
Name: William A. (Tony) Richelieu
Title: Corporate Secretary

“Existing Guarantors”:	KB HOME COASTAL INC., a California corporation

	By:	/s/ THAD JOHNSON
Name: Thad Johnson
Title: Vice President and Treasurer

Attest:

/s/ WILLIAM A. (TONY) RICHELIEU
Name: William A. (Tony) Richelieu
Title: Secretary

[Signature Page – Eleventh Supplemental Indenture]

KB HOME GREATER LOS ANGELES INC., a
California corporation

By:	/s/ THAD JOHNSON
Name: Thad Johnson
Title: Vice President and Treasurer

Attest:

/s/ WILLIAM A. (TONY) RICHELIEU
Name: William A. (Tony) Richelieu
Title: Secretary

KB HOME SACRAMENTO INC., a
California corporation

By:	/s/ THAD JOHNSON
Name: Thad Johnson
Title: Vice President and Treasurer

Attest:

/s/ WILLIAM A. (TONY) RICHELIEU
Name: William A. (Tony) Richelieu
Title: Secretary

[Signature Page – Eleventh Supplemental Indenture]

KB HOME SOUTH BAY INC., a California corporation

By:	/s/ THAD JOHNSON
Name: Thad Johnson
Title: Vice President and Treasurer

Attest:

/s/ WILLIAM A. (TONY) RICHELIEU
Name: William A. (Tony) Richelieu
Title: Secretary

KB HOME RENO INC., a Nevada
corporation

By:	/s/ THAD JOHNSON
Name: Thad Johnson
Title: Vice President and Treasurer

Attest:

/s/ WILLIAM A. (TONY) RICHELIEU
Name: William A. (Tony) Richelieu
Title: Secretary

[Signature Page – Eleventh Supplemental Indenture]

KB HOME LAS VEGAS INC., a Nevada
corporation

By:	/s/ THAD JOHNSON
Name: Thad Johnson
Title: Vice President and Treasurer

Attest:

/s/ WILLIAM A. (TONY) RICHELIEU
Name: William A. (Tony) Richelieu
Title: Secretary

KB HOME COLORADO INC., a Colorado corporation

By:	/s/ THAD JOHNSON
Name: Thad Johnson
Title: Vice President and Treasurer

Attest:

/s/ WILLIAM A. (TONY) RICHELIEU
Name: William A. (Tony) Richelieu
Title: Secretary

[Signature Page – Eleventh Supplemental Indenture]

KB HOME LONE STAR INC., a Texas corporation

By:	/s/ THAD JOHNSON
Name: Thad Johnson
Title: Vice President and Treasurer

Attest:

/s/ WILLIAM A. (TONY) RICHELIEU
Name: William A. (Tony) Richelieu
Title: Secretary

KBSA, INC., a Texas corporation

By:	/s/ THAD JOHNSON
Name: Thad Johnson
Title: Vice President and Treasurer

Attest:

/s/ WILLIAM A. (TONY) RICHELIEU
Name: William A. (Tony) Richelieu
Title: Secretary

[Signature Page – Eleventh Supplemental Indenture]

KB HOME PHOENIX INC., an Arizona
corporation

By:	/s/ THAD JOHNSON
Name: Thad Johnson
Title: Vice President and Treasurer

Attest:

/s/ WILLIAM A. (TONY) RICHELIEU
Name: William A. (Tony) Richelieu
Title: Secretary

[Signature Page – Eleventh Supplemental Indenture]

KB HOME FLORIDA LLC, a Delaware
limited liability company

By:	/s/ WILLIAM R. HOLLINGER
Name: William R. Hollinger
Title: Vice President and Assistant Secretary

Attest:

/s/ WILLIAM A. (TONY) RICHELIEU
Name: William A. (Tony) Richelieu
Title: Secretary

KB HOME FORT MYERS LLC, a
Delaware limited liability company

By: KB HOME FLORIDA LLC, a Delaware limited liability company, its sole member

By:	/s/ WILLIAM R. HOLLINGER
Name: William R. Hollinger
Title: Vice President and Assistant Secretary

Attest:
/s/ WILLIAM A. (TONY) RICHELIEU
Name: William A. (Tony) Richelieu
Title: Secretary

[Signature Page – Eleventh Supplemental Indenture]

KB HOME TREASURE COAST LLC, a Delaware limited liability company

By: KB HOME FLORIDA LLC, a Delaware limited liability company, its sole member

By:	/s/ WILLIAM R. HOLLINGER
Name: William R. Hollinger
Title: Vice President and Assistant Secretary

Attest:

/s/ WILLIAM A. (TONY) RICHELIEU
Name: William A. (Tony) Richelieu
Title: Secretary

[Signature Page – Eleventh Supplemental Indenture]

KB HOME JACKSONVILLE LLC, a
Delaware limited liability company

By: KB HOME FLORIDA LLC, a Delaware
limited liability company, its sole member

By:	/s/ WILLIAM R. HOLLINGER
Name: William R. Hollinger
Title: Vice President and Assistant Secretary

Attest:

/s/ WILLIAM A. (TONY) RICHELIEU
Name: William A. (Tony) Richelieu
Title: Secretary

[Signature Page – Eleventh Supplemental Indenture]

“Additional Guarantor”	KB HOME ORLANDO LLC, a
Delaware limited liability company

By: KB HOME FLORIDA LLC, a Delaware limited liability company, its sole member

	By:	/s/ WILLIAM R. HOLLINGER
Name: William R. Hollinger
Title: Vice President and Assistant Secretary

Attest:

/s/ WILLIAM A. (TONY) RICHELIEU
Name: William A. (Tony) Richelieu
Title: Secretary

“Additional Guarantor”	KBHPNW LLC, a
Delaware limited liability company

By: KB HOME COLORADO INC., a Colorado
corporation, its sole member

	By:	/s/ WILLIAM R. HOLLINGER
Name: William R. Hollinger
Title: Vice President, CFO and Assistant Secretary

Attest:

/s/ WILLIAM A. (TONY) RICHELIEU
Name: William A. (Tony) Richelieu
Title: Secretary

[Signature Page – Eleventh Supplemental Indenture]

“Trustee”:	U.S. BANK NATIONAL ASSOCIATION,
as Trustee

	By:	/s/ STEPHANIE COX
Name: Stephanie Cox
Title: Vice President

Attest:

/s/ DAVID FERRELL
Name: David Ferrell
Title: Vice President

[Signature Page—Eleventh Supplemental Indenture]